Exhibit 10.2

Capital Markets Derivative Operations 38 Fountain Square MD 1090RE Cincinnati, OH 45263
Phone: 855-615-3522

Date: April 29, 2022

To: UTSI FINANCE, INC

Attention: VIOLETA GOLEMATIS

Phone: 586-920-0235

Email: VGOLEMATIS@UNIVERSALLOGISTICS.COM

Attention: NICOLE REDMOND

Phone: 586-920-0100 X2016

Email: NREDMOND@UNIVERSALLOGISTICS.COM

Attention: STEVEN FITZPATRICK

Phone: 586-920-0235

Email: SFITZPATRICK@UNIVERSALLOGISTICS.COM

USI: 1030451071FITB69279RA446784416700000000000

Re: Interest Rate Swap 69279

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Fifth Third Bank, National Association ("Party A") and UTSI FINANCE, INC (“Party B”) on the Trade Date specified below (“Transaction"). This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

1.Each Transaction entered into under this Confirmation will be subject to, and governed by the provisions of, the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., (the "Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

2.This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of April 21, 2022, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern.

3.	Each party represents and warrants to the other party as follows:

(a)

Such party is fully informed of and capable of evaluating, and has evaluated, the potential financial benefits and risks, the tax and accounting implications, the appropriateness in light of its individual financial circumstances, business affairs, and risk management capabilities, and the conformity to its policies and objectives, of this Transaction.

(b)

Such party has entered into this Transaction in reliance only upon its own judgment. Neither party holds itself out as advising, or any of its employees or agents as having the authority to advise, the other party as to whether or not it should enter into this Transaction, and neither party shall have any liability whatsoever in respect of any advice of such nature given, or views expressed, by it or any such persons to the other party, whether or not such advice is given or such views are expressed at the request of the other party.

(c)	Such party has entered into this Transaction not for the purpose of speculation.

Fifth Third Bank, National Association. Member FDIC	Page 1 of 6

4.Please acknowledge your agreement to the terms hereof by delivering back to Fifth Third Bank, National Association an executed version of this Confirmation. If you do not return an unaltered, fully-executed version of this Confirmation to Fifth Third Bank, National Association within 3 business days of the date of your receipt of this Confirmation, you shall be deemed to have accepted the terms hereof as set forth herein.

5.	The terms of the particular Transaction to which this Confirmation relates are as follows

Transaction Type:	Interest Rate Swap
Payment Currency:	USD
Notional Currency:	USD
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation
Period on Schedule A.

Term:

Trade Date:	April 29, 2022
Effective Date:	April 29, 2022
Termination Date:	April 30, 2027, with No Adjustment

Fixed Amounts:

Fixed Rate Payer:	UTSI FINANCE, INC
Fixed Rate Calculation Periods:

From and including the last day of each month to but excluding the last day of the following month starting with the Effective Date continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate Payment Date:	Last calendar day of each month beginning with May 31, 2022, continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:	2.88000%

Fixed Rate Day Count

Fraction:	Act/360

Fixed Rate Business Day
Convention:	Modified Following
Fixed Rate Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Fifth Third Bank, National Association

Floating Rate Calculation Periods:

From and including the last day of each month to but excluding the last day of the following month starting with the Effective Date continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payment Date:	Last calendar day of each month beginning with May 31, 2022, continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Day Count

Fraction:	Act/360

Floating Rate Business Day
Convention:	Modified Following

Floating Rate Business Days:	New York

Fifth Third Bank, National Association. Member FDIC	Page 2 of 6

Floating Rate Option:	USD-SOFR CME Term

Designated Maturity:	1 Month (No interpolation.)

Floating Rate Spread:	0.00 bps

Floating Rate Compounding:	Inapplicable

Floating Rate Method of
Averaging:	Inapplicable

Floating Rate Reset Dates:	First day of each Floating Rate Calculation Period, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Rounding
Convention:	5 decimal places per the ISDA definition.

Calculation Agent:	As specified in the ISDA Agreement

Fifth Third Bank, National Association. Member FDIC	Page 3 of 6

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer execute this Confirmation and returning it to the Capital Markets Derivatives Group at Fifth Third Bank, National Association Fax no. (513) 534-3461 or E-mail: IRD.CapitalMarkets@53.com.

Yours Truly,
Fifth Third Bank, National Association

By:

Name:	Vicki Kopriwa
Title:	Vice President

UTSI FINANCE, INC

By: /s/ Steven Fitzpatrick

Name: Steven Fitzpatrick

Title: Asst. Secretary

Fifth Third Bank, National Association. Member FDIC	Page 4 of 6

Schedule A

Subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Period From and Including	Calculation Period To but Excluding	Notional Amount (in USD)	Notional Reduction
April 29, 2022	May 31, 2022	100,000,000.00	0
May 31, 2022	June 30, 2022	99,166,666.67	833,333.33
June 30, 2022	July 29, 2022	98,333,333.33	833,333.34
July 29, 2022	August 31, 2022	97,500,000.00	833,333.33
August 31, 2022	September 30, 2022	96,666,666.67	833,333.33
September 30, 2022	October 31, 2022	95,833,333.33	833,333.34
October 31, 2022	November 30, 2022	95,000,000.00	833,333.33
November 30, 2022	December 30, 2022	94,166,666.67	833,333.33
December 30, 2022	January 31, 2023	93,333,333.33	833,333.34
January 31, 2023	February 28, 2023	92,500,000.00	833,333.33
February 28, 2023	March 31, 2023	91,666,666.67	833,333.33
March 31, 2023	April 28, 2023	90,833,333.33	833,333.34
April 28, 2023	May 31, 2023	90,000,000.00	833,333.33
May 31, 2023	June 30, 2023	89,166,666.67	833,333.33
June 30, 2023	July 31, 2023	88,333,333.33	833,333.34
July 31, 2023	August 31, 2023	87,500,000.00	833,333.33
August 31, 2023	September 29, 2023	86,666,666.67	833,333.33
September 29, 2023	October 31, 2023	85,833,333.33	833,333.34
October 31, 2023	November 30, 2023	85,000,000.00	833,333.33
November 30, 2023	December 29, 2023	84,166,666.67	833,333.33
December 29, 2023	January 31, 2024	83,333,333.33	833,333.34
January 31, 2024	February 29, 2024	82,500,000.00	833,333.33
February 29, 2024	March 29, 2024	81,666,666.67	833,333.33
March 29, 2024	April 30, 2024	80,833,333.33	833,333.34
April 30, 2024	May 31, 2024	80,000,000.00	833,333.33
May 31, 2024	June 28, 2024	79,166,666.67	833,333.33
June 28, 2024	July 31, 2024	78,333,333.33	833,333.34
July 31, 2024	August 30, 2024	77,500,000.00	833,333.33
August 30, 2024	September 30, 2024	76,666,666.67	833,333.33
September 30, 2024	October 31, 2024	75,833,333.33	833,333.34
October 31, 2024	November 29, 2024	75,000,000.00	833,333.33
November 29, 2024	December 31, 2024	74,166,666.67	833,333.33
December 31, 2024	January 31, 2025	73,333,333.33	833,333.34
January 31, 2025	February 28, 2025	72,500,000.00	833,333.33
February 28, 2025	March 31, 2025	71,666,666.67	833,333.33
March 31, 2025	April 30, 2025	70,833,333.33	833,333.34
April 30, 2025	May 30, 2025	70,000,000.00	833,333.33
May 30, 2025	June 30, 2025	69,166,666.67	833,333.33
June 30, 2025	July 31, 2025	68,333,333.33	833,333.34
July 31, 2025	August 29, 2025	67,500,000.00	833,333.33
August 29, 2025	September 30, 2025	66,666,666.67	833,333.33
September 30, 2025	October 31, 2025	65,833,333.33	833,333.34
October 31, 2025	November 28, 2025	65,000,000.00	833,333.33
November 28, 2025	December 31, 2025	64,166,666.67	833,333.33
December 31, 2025	January 30, 2026	63,333,333.33	833,333.34
January 30, 2026	February 27, 2026	62,500,000.00	833,333.33
February 27, 2026	March 31, 2026	61,666,666.67	833,333.33
March 31, 2026	April 30, 2026	60,833,333.33	833,333.34
April 30, 2026	May 29, 2026	60,000,000.00	833,333.33
May 29, 2026	June 30, 2026	59,166,666.67	833,333.33
June 30, 2026	July 31, 2026	58,333,333.33	833,333.34

Fifth Third Bank, National Association. Member FDIC	Page 5 of 6

July 31, 2026	August 31, 2026	57,500,000.00	833,333.33
August 31, 2026	September 30, 2026	56,666,666.67	833,333.33
September 30, 2026	October 30, 2026	55,833,333.33	833,333.34
October 30, 2026	November 30, 2026	55,000,000.00	833,333.33
November 30, 2026	December 31, 2026	54,166,666.67	833,333.33
December 31, 2026	January 29, 2027	53,333,333.33	833,333.34
January 29, 2027	February 26, 2027	52,500,000.00	833,333.33
February 26, 2027	March 31, 2027	51,666,666.67	833,333.33
March 31, 2027	April 30, 2027	50,833,333.33	833,333.34

Fifth Third Bank, National Association. Member FDIC	Page 6 of 6